EXHIBIT 10

INDEPENDENT AUDITORS' CONSENT

Merrill Lynch Healthcare Fund, Inc.:


We consent to the incorporation by reference in this Post-Effective Amendment No. 22 to Registration Statement No. 2-80150 of our report dated June 3, 1999 appearing in the annual report to shareholders of Merrill Lynch Healthcare Fund, Inc. for the year ended April 30, 1999, and to the reference to us under the caption "Financial Highlights" in the Prospectus, which is a part of such Registration Statement.




/s/ Deloitte & Touche LLP
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Deloitte & Touche LLP
Princeton, New Jersey
August 27, 1999